CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying  Annual Report on Form 10-Q of  U S Canadian Minerals Inc for the fiscal quarter ended June 30, 2009, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Quarterly  Report on Form 10-Q of U S Canadian Minerals Inc for the quarter ended June 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, fairly presents in all material respects, the financial condition and results of operations of
U S Canadian Minerals Inc

/s/ Van der Bok Busboom
By:	Van der Bok Busboom
Title:	Principal Executive Officer and Director (Interim)
Date:	July 15, 2009

/s/ Van der Bok Busboom
By:	Van der Bok Busboom
Title:	Principal Financial Officer
Date:	July 15, 2009